As filed with the Securities and Exchange Commission on June 14, 1999.

                                           REGISTRATION STATEMENT NO. 333-78735
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       to
                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                                STORAGE USA, INC.
             (Exact name of Registrant as specified in its Charter)

  TENNESSEE                                           62-1251239
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)

                               165 MADISON AVENUE
                                   SUITE 1300
                            MEMPHIS, TENNESSEE 38103
                                 (901) 252-2000
           (Address of principal executive office, including zip code)


          STORAGE USA, INC. 1995 EMPLOYEE STOCK PURCHASE AND LOAN PLAN
                            (Full title of the Plan)
                             ----------------------

                              MR. JOHN W. MCCONOMY
                            EXECUTIVE VICE PRESIDENT
                                STORAGE USA, INC.
                               165 MADISON AVENUE
                                   SUITE 1300
                            MEMPHIS, TENNESSEE 38103
                                 (901) 252-2000
         (Name, address, including zip code, and telephone number including area code, of agent for service)

                                    Copy to:

                              MR. RANDALL S. PARKS
                                HUNTON & WILLIAMS
                          RIVERFRONT PLAZA, EAST TOWER
                              951 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219
                                 (804) 788-8200
                              --------------------


================================================================================

ITEM 8.  EXHIBITS.

Exhibit No.

   4.1   1995 Employee Stock Purchase and Loan Plan.

   4.2 Form of Stock Purchase Agreement in connection with the 1995 Employee Stock Purchase and Loan Plan (filed as an Exhibit to the Company's current report on Form 8-K, as amended to Form 8-K/A, filed with the Commission on November 17, 1995, and incorporated by reference herein).

   4.3 Amendment No. 1 to 1995 Employee Stock Purchase and Loan Plan (filed as an Exhibit to the Company's Registration Statement on Form S-8, File No. 333-29753, and incorporated by reference herein).

   4.4*  Amendment No. 2 to 1995 Employee Stock Purchase and Loan Plan.

   5.1* Opinion of Hunton & Williams as to the legality of the securities being registered.

   23.1* Consent of Hunton & Williams (included in the opinion filed as Exhibit 5.1 to the Registration Statement).

   23.2* Consent of PricewaterhouseCoopers LLP.

   24.1* Power of Attorney (included on signature page).
   -----------------
   *     Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee on this 11th day of June, 1999.

                       STORAGE USA, INC.


                       By:  /s/ John W. McConomy
                         ------------------------------
                           Name:  John W. McConomy
                           Title: Executive Vice President and
                                  GeneralCounsel


                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 11, 1999. Each of the undersigned officers and directors of the registrant hereby constitutes Christopher P. Marr, John W. McConomy and Randall S. Parks, any of whom may act, his true and lawful attorneys-in-fact with full power to sign for him and in his name in the capacities indicated below and to file any and all amendments to the registration statement filed herewith, making such changes in the registration statement as the registrant deems appropriate, and generally to do all such things in his name and behalf in his capacity as an officer and director to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission.

                      Signature                                                Title & Capacity

          /s/ Dean Jernigan*                                         Chairman of the Board, Chief Executive
          ---------------------------------                            Officer and Director
              Dean Jernigan                                            (Principal Executive Officer)


          /s/ Christopher P. Marr*                                   Chief Financial Officer
          ---------------------------------                            (Principal Financial and Accounting Officer)
              Christopher P. Marr

          /s/ C. Ronald Blankenship*                                 Director
          ---------------------------------
              C. Ronald Blankenship

          /s/ Howard P. Colhoun*                                     Director
          ---------------------------------
              Howard P. Colhoun

          /s/ Alan B. Graf, Jr.*                                     Director
          ---------------------------------
              Alan B. Graf, Jr.

          /s/ Mark Jorgensen*                                        Director
          ---------------------------------
              Mark Jorgensen

          /s/ John P. McCann*                                        Director
          ---------------------------------
              John P. McCann

          /s/ Caroline S. McBride*                                    Director
          ---------------------------------
              Caroline S. McBride





          /s/ William D. Sanders*                                    Director
          ---------------------------------
              William D. Sanders

          /s/ Harry J. Thie*                                         Director
          ---------------------------------
              Harry J. Thie


         * By: /s/ John W. McConomy
          ---------------------------------
               John W. McConomy
               Attorney-In-Fact


                                  EXHIBIT INDEX

          EXHIBIT NO.                                    DESCRIPTION

         4.1               1995 Employee Stock Purchase and Loan Plan.

         4.2 Form of Stock Purchase Agreement in connection with the 1995 Employee Stock Purchase and Loan Plan (filed as an Exhibit to the Company's current report on Form 8-K, as amended to Form 8-K/A, filed with the Commission on November 17, 1995, and incorporated by reference herein).

         4.3 Amendment No. 1 to 1995 Employee Stock Purchase and Loan Plan (filed as an Exhibit to the Company's Registration Statement on Form S-8, File No. 333-29753, and incorporated by reference herein).

         4.4*              Amendment No. 2 to 1995 Employee Stock Purchase and
                           Loan Plan.

         5.1* Opinion of Hunton & Williams (as to the legality of the securities being registered).

         23.1* Consent of Hunton & Williams (included in the opinion filed as Exhibit 5.1 to the Registration Statement).

         23.2*             Consent of PricewaterhouseCoopers LLP.

         24.1*             Power of Attorney (included on signature page).
         ------------------------
         *        Previously filed.